Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

As set forth in Note (10) to the audited financial statements of Atlantic Components Ltd. ("Atlantic"), Atlantic entered into a Share Exchange and Reorganization Agreement ("Acquisition" or Reorganization") with ACL Semiconductors Inc. (formerly Print Data Corp. ("ACL") a publicly held entity, for which Atlantic was the acquirer for accounting purposes.

The accompanying unaudited condensed combined balance sheet and statement of operations illustrate the effect of the acquisition ("Pro Forma") on the financial position and results of operations. The condensed combined balance sheet as of December 31, 2002 is based on the historical balance sheets of Atlantic and ACL as of that date and assumes the acquisition took place on that date. The condensed combined statement of operations illustrates the effect as if the transaction took place as of the beginning of the reporting period, January 1, 2002. Under the Conveyance Agreement and Securities Agreement, the original assets and operations of ACL were spun off immediately subsequent to this Reorganization. Accordingly, the assets and operating results of ACL up to the date of the acquisition were excluded from the combined financial statements. Such adjustments were included in the column labeled as "Pro Forma Adjustments" in the accompanying condensed combined financial statements to properly reflect the net effect of this transaction assuming the transaction was consummated at the beginning of year end presented, January 1, 2002.

The unaudited pro forma condensed financial statements may not be indicative of the actual results of the acquisition. The unaudited pro forma adjustments are based on available information and assumptions that management believes are reasonable. The accompanying unaudited condensed combined pro forma financial information should be read in connection with the historical financial statements and related notes of Atlantic and ACL.

                        CONDENSED COMBINED BALANCE SHEET
ACL SEMICONDUCTORS INC. (FORMERLY PRINT DATA CORP.) AND ATLANTIC COMPONENTS LTD.
                                DECEMBER 31, 2002


                             UNAUDITED

                                                              ACL
                                                      SEMICONDUCTORS, INC.      ATLANTIC
                                                           (FORMERLY          COMPONENTS          PRO FORMA          PRO FORMA
                                                       PRINT DATA CORP.)            LTD.         ADJUSTMENTS          COMBINED
                                                       -------------------- ----------------- ------------------ ----------------
ASSETS:
Cash and cash equivalents                               $       24,521      $     178,937     $     (24,521)     $      178,937
Accounts receivable, net                                       450,548          1,084,116          (450,548)          1,084,116
Accounts receivable, related parties, net                           --          5,243,626                --           5,243,626
Inventories                                                     32,111            302,089           (32,111)            302,089
Investment                                                      21,994                 --           (21,994)                 --
Notes receivable and accrued interest, related
  parties - current portion                                     27,796                 --           (27,796)                 --
Deposits                                                            --            350,000                --             350,000
Prepaid and other current assets                                36,071             11,100           (36,071)             11,100
                                                       -------------------- ----------------- ------------------ ----------------

Total current assets                                           593,041          7,169,868          (593,041)          7,169,868

Property, equipment and improvement, net of
  accumulated depreciation and amortization                     27,472             45,301           (27,472)             45,301
Notes receivable and accrued interest, related
  parties - non-current                                        242,678                 --          (242,678)                 --
Deposits                                                         6,167                 --            (6,167)                 --
                                                       -------------------- ----------------- ------------------ ----------------

                                                        $      869,358       $  7,215,169      $   (869,358)     $    7,215,169
                                                       ==================== ================= ================== ================
LIABILITIES AND STOCKHOLDERS' DEFICIT:
Current liabilities:
Line of credit and notes payable                        $      105,512       $  1,992,574      $   (105,512)     $    1,992,574
Current portion of long term debt                                   --            710,094                --             710,094
Accounts payable and accrued expenses                          854,190          3,974,794          (854,190)          3,974,794
Due to director                                                  1,177                 --            (1,177)                 --
Income tax payable                                                  --             58,938                --              58,938
Other current liabilities                                           --             26,693                --              26,693
                                                       -------------------- ----------------- ------------------ ----------------

Total current liabilities                                      960,879          6,763,093          (960,879)          6,763,093

Long term debt, excluding current portion                           --          1,071,503                --           1,071,503
Other liabilities                                              155,697                 --          (155,697)                 --

Total stockholders' deficit                                   (247,218)          (619,427)          247,218            (619,427)
                                                       -------------------- ----------------- ------------------ ----------------

                                                        $      869,358       $  7,215,169      $   (869,358)     $    7,215,169
                                                       ==================== ================= ================== ================

                   CONDENSED COMBINED STATEMENT OF OPERATIONS
ACL SEMICONDUCTORS INC. (FORMERLY PRINT DATA CORP.) AND ATLANTIC COMPONENTS LTD.
                      FOR THE YEAR ENDED DECEMBER 31, 2002

           UNAUDITED

                                                              ACL
                                                      SEMICONDUCTORS, INC.      ATLANTIC
                                                           (FORMERLY          COMPONENTS          PRO FORMA          PRO FORMA
                                                       PRINT DATA CORP.)            LTD.         ADJUSTMENTS          COMBINED
                                                       -------------------- ----------------- ------------------ ----------------
NET SALES:
       Related parties                                  $           --       $ 10,028,003      $         --      $   10,028,003
       Other                                                 4,409,106         75,546,677        (4,409,106)         75,546,677
       Less discounts to customers                                  --           (231,431)               --            (231,431)
                                                       -------------------- ----------------- ------------------ ----------------

                                                             4,409,106         85,343,249        (4,409,106)         85,343,249

COST OF SALES                                                2,675,087         81,591,046        (2,675,087)         81,591,046

                                                       -------------------- ----------------- ------------------ ----------------
GROSS PROFIT                                                 1,734,019          3,752,203        (1,734,019)          3,752,203

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                 1,944,137          2,430,042        (1,944,137)          2,430,042
                                                       -------------------- ----------------- ------------------ ----------------

INCOME (LOSS) FROM OPERATIONS                           $     (210,118)      $  1,322,161      $    210,118      $    1,322,161

OTHER INCOME (EXPENSE):

       Interest expense                                 $      (50,802)      $   (213,589)     $     50,802      $     (213,589)
       Miscellaneous                                             34,072           (10,640)          (34,072)            (10,640)
                                                       -------------------- ----------------- ------------------ ----------------

INCOME (LOSS) BEFORE INCOME TAXES                             (226,848)         1,097,932           226,848           1,097,932

INCOME TAXES                                                        --            111,056                --             111,056
                                                       -------------------- ----------------- ------------------ ----------------

NET INCOME (LOSS)                                       $     (226,848)      $    986,876      $    226,848      $      986,876
                                                       ==================== ================= ================== ================

EARNINGS (LOSS) PER SHARE - BASIC AND DILUTED           $        (0.21)      $       0.33               N/A      $         0.04
                                                       ==================== ================= ================== ================

AVERAGE NUMBER OF SHARES - BASIC AND DILUTED                 1,091,910          3,000,000               N/A          27,829,936
                                                       ==================== ================= ================== ================